UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (913) 213-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

5.875% Senior Subordinated Notes due 2026, 6.375% Senior Subordinated Notes due 2024 and Indenture

On November 8, 2016, AMC Entertainment Holdings, Inc. (the “Company”), issued $595,000,000 aggregate principal amount of its 5.875% Senior Subordinated Notes due 2026 (the “Dollar Notes”) and £250,000,000 of its 6.375% Senior Subordinated Notes due 2024 (the “Sterling Notes” and together with the Dollar Notes, the “Notes”) each pursuant to an indenture, dated as of November 8, 2016 among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture provides that the Notes are general unsecured senior subordinated obligations of the Company and are fully and unconditionally guaranteed on a joint and several senior subordinated unsecured basis by all of the Company’s existing and future subsidiaries that guarantee the Company’s other indebtedness.

The Dollar Notes mature on November 15, 2026 and the Sterling Notes mature on November 15, 2024. The Company will pay interest on the Dollar Notes at 5.875% per annum, semi-annually in arrears on May 15 and November 15, commencing on May 15, 2017. The Company will pay interest on the Sterling Notes at 6.375% per annum, semi-annually in arrears on May 15 and November 15, commencing on May 15, 2017.

The Company may redeem some or all of the Dollar Notes at any time on or after November 15, 2021, at the redemption prices set forth in the Indenture. In addition, the Company may redeem up to 35% of the aggregate principal amount of the Dollar Notes using net proceeds from certain equity offerings completed on or prior to November 15, 2019 at a redemption price as set forth in the Indenture. The Company may redeem some or all of the Dollar Notes at any time prior to November 15, 2021 at a redemption price equal to 100% of their aggregate principal amount and accrued and unpaid interest to, but not including, the date of redemption, plus an applicable make-whole premium.

The Company may redeem some or all of the Sterling Notes at any time on or after November 15, 2019, at the redemption prices set forth in the Indenture. In addition, the Company may redeem up to 35% of the aggregate principal amount of the Sterling Notes using net proceeds from certain equity offerings completed on or prior to November 15, 2019 at a redemption price as set forth in the Indenture. The Company may redeem some or all of the Sterling Notes at any time prior to November 15, 2019 at a redemption price equal to 100% of their aggregate principal amount and accrued and unpaid interest to, but not including, the date of redemption, plus an applicable make-whole premium.

The Dollar Notes and the Sterling Notes are being issued in connection with the pending acquisitions by the Company of Odeon & UCI Cinemas Holdings Limited (the “Odeon Acquisition”) and Carmike Cinemas, Inc. (the “Carmike Acquisition”). In the event that the Odeon Acquisition is not completed on or prior to February 28, 2017, or if prior to such date, the Odeon Acquisition is terminated, subject to certain conditions, the Company will be required to redeem the Sterling Notes at a redemption price equal to the initial offering price of the Sterling Notes plus accrued and unpaid interest to, but not including, the redemption date. In the event neither the Odeon Acquisition nor the Carmike Acquisition is completed on or prior to June 30, 2017, or if prior to such date, the Carmike Acquisition is terminated, subject to certain conditions, we will be required to redeem the Dollar Notes at a redemption price equal to the initial offering price of the Dollar Notes plus accrued and unpaid interest to, but not including, the redemption date.

The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur additional indebtedness, including additional senior indebtedness; (ii) pay dividends on or make other distributions in respect of its capital stock; (iii) purchase or redeem capital stock; (iv) create liens ranking pari passu in right of payment with or subordinated in right of payment to Notes, (v) enter into certain transactions with its affiliates; and (vi) merge or consolidate with other companies or transfer all or substantially all of its assets. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

The foregoing description of the Indenture is not intended to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Registration Rights Agreement

On November 8, 2016, in connection with the issuance of the Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc., as representative of the initial purchasers of the Notes.

Subject to the terms of the Registration Rights Agreement, among other things, within 270 days after the issue date of the Notes, the Company will file one or more registration statements pursuant to the Securities Act of 1933, as amended, relating to notes (the “Exchange Notes”) having substantially identical terms as the Notes as part of offers to exchange freely tradable Exchange Notes for Notes and will use its commercially reasonable efforts to cause the registration statement(s) to become effective within 365 days after the issue date of the Notes.

If the Company fails to meet these requirements, among others, (such event, a “Registration Default”) a special interest rate will accrue on the principal amount of Notes from and including the date on which such Registration Default shall occur to the date such Registration Default has been cured. Special interest will accrue at a rate of $0.192 per week per $1,000 principal amount of Notes.

The foregoing description of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2, and incorporated herein by reference.

Amendment to Credit Agreement

On November 8, 2016, the Company entered into that certain Second Amendment to Credit Agreement (the “Second Amendment”) amending that certain Credit Agreement dated as of April 30, 2013 (the “Senior Secured Credit Agreement”, as amended by that certain First Amendment to Credit Agreement, dated as of  December 11, 2015  (the “Existing Credit Agreement”, and as further amended by the Second Amendment, the “Amended Credit Agreement”)), by and among the Company, the Additional Lender party thereto and Citicorp North America, Inc., as administrative agent.

The Second Amendment provides for the incurrence of up to $500 million of 2016 Incremental Term Loans (the “Incremental Term Loans”) under the Amended Credit Agreement. In addition the Second Amendment, among other things, (a) decreases the applicable margin for the existing term loans under the Existing Credit Agreement (the “Existing Term Loans”) from 2.25% with respect to base rate borrowings to 2.00% and 3.25% with respect to LIBOR borrowings to 2.75%, (b) reduces the applicable floor with respect to base rate borrowings to 1.00% and with respect to LIBOR borrowings to 0% and (c) makes certain amendments in respect of the financial covenant applicable to the Revolving Credit Facility and negative covenants applicable to the Senior Secured Credit Facility.  The Amended Credit Agreement requires that any prepayment in connection with a repricing of (a) the Existing Term Loans made within six months of the closing date of the Second Amendment or (b) the Incremental Term Loans within six months from the date on which available commitments of the relevant lenders in respect of the Incremental Term Loans are reduced to zero, shall be subject to a 1.00% premium on the amount of Term Loans prepaid.  The proceeds of the Incremental Term Loans shall be used by the Company to finance, in part, the Odeon Acquisition and the Carmike Acquisition, as applicable, and to pay costs, fees and expenses related thereto and for working capital and general corporate purposes.

All obligations under the Amended Credit Agreement continue to be guaranteed by substantially all of the Company’s wholly-owned domestic subsidiaries. All obligations under the Amended Credit Agreement, and the guarantees of those obligations (as well as certain cash management obligations and interest rate hedging or other swap agreements), are secured by substantially all of the Company’s personal property and by mortgages on the Company’s material owned real property as well as those assets of each subsidiary guarantor.

The foregoing description of the Second Amendment and the Amended Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 4.3, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth in Item 1.01 under the captions “5.875% Senior Subordinated Notes due 2026, 6.375% Senior Subordinated Notes due 2024 and Indenture” and “Amendment to Credit Agreement” above is incorporated by reference into this Item 2.03.

Important Additional Information Regarding the Merger

This communication may be deemed to be solicitation material in respect of the proposed merger of Carmike Cinemas, Inc. (“Carmike”) with and into a wholly-owned subsidiary of the Company. In connection with the proposed merger, a Registration Statement on Form S-4 (the “Registration Statement”) has been filed with the Securities and Exchange Commission (“SEC”) containing a prospectus with respect to the Company’s Class A common stock to be issued in the proposed merger and a proxy statement of Carmike in connection with the proposed merger (the “Proxy Statement/Prospectus”).  The proxy statement of Carmike contained in the Proxy Statement/Prospectus replaces the definitive proxy statement which Carmike previously filed with the SEC on May 23, 2016 and mailed to its stockholders on or about May 25, 2016.  Each of the Company and Carmike intends to file other documents with the SEC regarding the proposed merger.  The definitive Proxy Statement/Prospectus was mailed to stockholders of Carmike on or about October 13, 2016 and contains important information about the proposed merger and related matters.

BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, CARMIKE’S STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY OR CARMIKE HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Carmike’s stockholders may obtain, free of charge, copies of the definitive Proxy Statement/Prospectus and Registration Statement and other relevant documents filed by the Company and Carmike with the SEC, at the SEC’s website at www.sec.gov. In addition, Carmike’s stockholders may obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by Carmike with the SEC from Carmike’s website at http://www.carmikeinvestors.com/.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  This communication is not a substitute for any prospectus, proxy statement or any other document that the Company or Carmike may file with the SEC in connection with the proposed merger.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy from any stockholder with respect to the proposed merger. However, each of the Company, Carmike and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Carmike’s stockholders with respect to the proposed merger. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the proposed merger, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus.  Additional information concerning the Company’s directors and executive officers is set forth in the definitive proxy statement filed by the Company with the SEC on March 15, 2016 and in the Annual Report on Form 10-K filed by the Company with the SEC on March 8, 2016.  These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from the investor relations section of the Company’s website at amctheatres.com.  Additional information concerning Carmike’s directors and executive officers and their ownership of Carmike common stock is set forth in the proxy statement for Carmike’s most recent annual meeting of stockholders, which was filed with the SEC on April 15, 2016 and in the Annual Report on Form 10-K filed by Carmike with the SEC on February 29, 2016.  These documents are available to Carmike stockholders free of charge from the SEC’s website at www.sec.gov and from Carmike’s website at http://www.carmikeinvestors.com.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1

Indenture, dated as of November 8, 2016, respecting AMC Entertainment Holdings, Inc.’s 5.875% Senior Subordinated Notes due 2026 and 6.375% Senior Subordinated Notes due 2024, among AMC Entertainment Holdings, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

4.2

Registration Rights Agreement, dated November 8, 2016, respecting AMC Entertainment Holdings, Inc.’s 5.875% Senior Subordinated Notes due 2026 and 6.375% Senior Subordinated Notes due 2024, among AMC Entertainment Holdings, Inc. and Citigroup Global Markets Inc., as representative of the initial purchasers of the 5.875% Senior Subordinated Notes due 2026 and 6.375% Senior Subordinated Notes due 2024.

4.3

Second Amendment to Credit Agreement, dated as of November 8, 2016, by and among AMC Entertainment Holdings, Inc., as borrower, the other loan parties party thereto, the lenders party thereto and Citicorp North America, Inc., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: November 8, 2016	By:	/s/ Craig R. Ramsey
		Name:	Craig R. Ramsey
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated as of November 8, 2016, respecting AMC Entertainment Holdings, Inc.’s 5.875% Senior Subordinated Notes due 2026 and 6.375% Senior Subordinated Notes due 2024, among AMC Entertainment Holdings, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

4.2

Registration Rights Agreement, dated November 8, 2016, respecting AMC Entertainment Holdings, Inc.’s 5.875% Senior Subordinated Notes due 2026 and 6.375% Senior Subordinated Notes due 2024, among AMC Entertainment Holdings, Inc. and Citigroup Global Markets Inc., as representative of the initial purchasers of the 5.875% Senior Subordinated Notes due 2026 and 6.375% Senior Subordinated Notes due 2024.

4.3

Second Amendment to Credit Agreement, dated as of November 8, 2016, by and among AMC Entertainment Holdings, Inc., as borrower, the other loan parties party thereto, the lenders party thereto and Citicorp North America, Inc., as administrative agent